Deferred Tax Assets and Income Tax Provision	5 Months Ended
Aug. 31, 2020
Deferred Tax Assets and Income Tax Provision
Note 7 - Deferred Tax Assets and Income Tax Provision

At August 31, 2020, no tax benefit has been recorded with respect to the net operating loss in the accompanying consolidated financial statements as the management of the Company believes that the realization of the Company’s net deferred tax assets would be considered more likely than not and accordingly, the potential tax benefits of the net loss carry-forwards are offset by the full valuation allowance.

Deferred tax assets consist primarily of the tax effect of Net Operating Loss (“NOL”) carry-forwards. The Company estimated the expected income tax benefit from NOL carry-forwards of $71,000 as of August 31, 2020 of which the Company provided a full valuation allowance of $71,000 and thus had a deferred tax asset, net of valuation allowance of $nil as of August 31, 2020. The Company’s blended federal statutory income tax rate was 21% of which a NOL carry-forwards blended rate of 21% offset this rate and thus the effective income tax rate for the period from Inception (April 15, 2020) to August 31, 2020 was %nil.

The Company’s income tax filings are subject to audit by various taxing authorities. The Company’s open audit periods income from Inception (April 15, 2020) to the current tax year.